LVIP VIP Contrafund® Managed Volatility Portfolio Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the Summary Prospectus for the LVIP VIP Contrafund® Managed Volatility Portfolio (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the Summary Prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name, investment strategies, and risks.

The name of the Fund will be LVIP Select Core Equity Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

The following replaces the Annual Fund Operating Expenses on page 1:

(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class

Management Fee	0.70%	0.70%

Distribution and/or Service (12b-1) fees	None	0.35%

Other Expenses	0.10%	0.10%

Acquired Fund Fees and Expenses (AFFE) [1]	0.58%	0.58%

Total Annual Fund Operating Expenses (including AFFE)[2]	1.38%	1.73%

Less Fee Waiver and Expense Reimbursement[3]	(0.70%)	(0.70%)

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.68%	1.03%

[1] AFFE is based on estimated amounts for the current fiscal year.

[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

The following table replaces the expense example on page 1:

	1 year	3 years	5 years	10 years
Standard Class	$ 69	$368	$688	$1,597

Service Class	$105	$477	$873	$1,983

The following replaces the information under Principal Investment Strategies on page 2 up to and excluding the discussion of the Managed Volatility Strategy:

The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay.

Select Core Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The underlying funds may invest in securities of foreign issuers, in addition to securities of domestic issuers.

Certain underlying funds invest in securities of companies whose value, in the opinion of such underlying fund’s management, is not fully recognized by the public. The types of companies in which certain underlying funds may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

Certain underlying funds invest primarily in income-producing equity securities. An emphasis on above-average income-producing equity securities tends to lead to investments in large cap “value” stocks. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Certain underlying funds also may invest in other types of equity securities and debt securities, including lower-quality debt securities.

Certain underlying fund’s management use fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.

On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund

The Fund intends to allocate to underlying funds including, but not limited to, the Fidelity® VIP Contrafund® Portfolio (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay) and the Fidelity® VIP Equity-Income Portfolio (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.

The following replaces the last paragraph under Principal Investment Strategies on page 2:

The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the underlying funds, which are diversified funds, the Fund indirectly owns a broad mix of equity securities (stocks).

The following replaces the first paragraph under Principal Risks on page 2:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund’s investment performance is affected by each underlying fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each underlying fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the underlying funds’ principal risks.

The following risks are added under Principal Risks on pages 2-3:

●	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
●	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

The following replaces the information under Portfolio Managers on pages 4-5:

Portfolio Managers

The individuals responsible for the Fund’s investment into the underlying funds and the managed volatility strategy are:

LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	President, Chief Operating Officer	Since April 2013
Patrick McAllister	Vice President	Since August 2015